Exhibit 99.1

Investor Contact: Larry P. Kromidas

(618) 258-3206

    News

Olin Corporation, 190 Carondelet Plaza, Suite 1530, Clayton MO 63105-3443

FOR IMMEDIATE RELEASE

Olin Declares Quarterly Dividend

CLAYTON, MO July 25, 2006 – Today, Olin Corporation’s Board of Directors declared a quarterly dividend of 20 cents on each share of Olin (NYSE: OLN) common stock. The dividend is payable on September 11, 2006 to shareholders of record at the close of business on August 10, 2006. This marks the company’s 319th consecutive quarterly dividend.

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